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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 6, 2005
                            -------------------------

                                 INTERLAND, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

               MINNESOTA                               000-17932                             41-1404301
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 260-2477

                                       N/A
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Cancellation of Options Held by Joel Kocher

     On December 6, 2005 Interland, Inc. ("Interland" or the "Company") entered into an Agreement (the "Agreement") with its former Chief Executive Officer and Chairman Joel Kocher ("Kocher") in which Kocher voluntarily surrendered for cancellation options previously granted for approximately 216,434 shares of the Company's common stock, and the Company repurchased the options for nominal consideration of $1.00. All of the cancelled options had exercise prices over $21 per share.

     The transaction has the effect of returning approximately 216,434 shares to the Company's unrestricted reserve of common stock which shares may be used in retaining and recruiting executives, for consideration in acquisitions and for other corporate purposes.

     The description above is qualified in its entirety by reference to the full text of the Agreement. A copy of the Agreement is incorporated herein by reference and attached hereto as Exhibit 10.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements.
         Not applicable.

     (b) Pro Forma Financial Information.
         Not applicable.

     (c) Shell Company Transactions.
         Not applicable.


           Exhibit Number     Description
           --------------     -----------

               10.1 Agreement between Interland, Inc. and Joel Kocher dated December 6, 2005


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 7, 2005                INTERLAND, INC.


                                        By:  /s/ Jonathan Wilson
                                             -----------------------------------
                                             Jonathan Wilson
                                             Senior Vice President and
                                             General Counsel



           Exhibit Number     Description
           --------------     -----------

               10.1 Agreement between Interland, Inc. and Joel Kocher dated December 6, 2005



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